(*****) Confidential Treatment Requested
        The redacted material, separately filed with the Commission.



                                   CONFIDENTIAL
                                  --------------

                                   TRANSCENDTM


                              AMENDED AND RESTATED

                            PROGRAM ENROLLMENT TERMS


     These Amended and Restated Program Enrollment Terms (the "Amended PET") are made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and Excel Telecommunications, Inc. ("Customer") and are a part of their agreement for switched services, more particularly identified as TSA #EXC-960415 (the "TSA"). In accordance with the TSA, charges to Customer for Service obtained thereunder shall be subject to the charges and discounts set forth below and the TSA shall be deemed to include all of the terms and conditions set forth herein. The TSA, this Amended PET and the Service Schedule are collectively referred to as the "Agreement".

1.   PRIOR AGREEMENTS:

     (A) The parties acknowledge that they previously executed those certain TRANSCEND Program Enrollment Terms dated as of May 31, 1996 (the "Prior PET"). As of the Effective Date (as defined in Section 2 below), the parties agree that the Prior PET shall be canceled in its entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior PET such as the payment of money or application of credits accruing prior to the
          Effective  Date.  Further,  as of  the  Effective  Date,  all  Service
          currently being provided Customer under the Agreement will be provisioned and maintained by WilTel taking into account the terms and conditions of this Amended PET.

     (B) The parties further acknowledge that there exists that certain TRANSCEND Telecommunications Services Agreement between WilTel and Telco Communications Group, Inc. (processor-in-interest to Customer; "Telco") including those certain Program Enrollment Terms, Service Schedule, Amendment No. 1 and Amendment No. 2 (collectively, the "Prior Telco Agreement"). As of December 1, 1997, the parties agree that the Prior Telco Agreement shall be canceled in its entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior Telco Agreement such as the payment of money or application of credits accruing prior to December 1, 1997. Further, as of December 1, 1997, all Service currently being provided Customer under the Prior Telco Agreement will be provisioned and maintained by WilTel under this Agreement taking into account the terms and conditions of this Amended PET, including without limitation, the rates and charges set forth herein.

2. SERVICE TERM: The parties agree to substitute Subsection 1(a) of the TSA to read in its entirety as follows:

     (A) Effective Date:This Agreement shall commence as of October 16, 1997 (the "Effective Date") and shall continue through and include May 30, 2000 (the "Initial Service Term"). Upon expiration of the Initial Service Term, this Agreement shall automatically renew for successive one (1) year terms ("Extension Periods"), unless either party gives ninety (90) days' written notice prior to the expiration of the Initial Service Term or any Extension Period. Customer shall be liable for all charges associated with actual usage of the Services in question during the Service Term and any extension thereof.

3. RATES: Rates for Services hereunder will be generally comprised of the following charges, if applicable: (i) local exchange company ("LEC") charges (including without limitation, access charges, egress charges, SMS 800 queries, etc.), (ii) domestic transport charges (i.e., transport within the continental United States), (iii) if applicable, Non-Mainland transport charges or International transport charges, and (iv) applicable surcharges (e.g., directory assistance). For illustration purposes only, attached hereto are examples of how the various charges are applied based solely on the assumptions and information shown therein.

     (A) DOMESTIC TRANSPORT CHARGES.

          (1) "Domestic Transport Charges" are based on the location (i.e., Tier A, Tier B or Tier C) of the originating and terminating local access transport areas ("LATAs") (excluding TRAVEL CARD Service). A list of the LATAs comprising Tier A, Tier B and Tier C LATAs is shown on Schedule "1" attached hereto and incorporated herein by reference which Schedule "1" may be amended from time to time by WilTel. The Domestic Transport Charge will be assessed on all completed or answered calls and will be based upon the number of originating seconds. Transport Charges will be billed in six-second increments and will be subject to a six-second minimum charge. The Transport Charge for each Tier (the "Tier Charge") relative to each Service is shown below:

          (2) The Tier Charges for interstate SWITCHED ACCESS Service and both interstate and intrastate DEDICATED ACCESS Service calls (regardless of time of day) within the continental United States are shown below. With respect to interstate SWITCHED ACCESSS Service and both interstate and intrastate DEDICATED ACCESS Service calls within the continental United States, the Domestic Transport Charge will be comprised of an originating tier Charge and a terminating Tier Charge.
          Example: Assume a call originates in a Tier A LATA and terminates in a Tier B LATA. The Transport Charge will be (*****) comprised of the originating Tier Charge (*****) and the terminating Tier Charge (*****).

          (i)      BASE RATES - Day

                        Tier A            (*****)
                        Tier B            (*****)
                        Tier C            (*****)

          (ii)     BASE RATES - Nonday

                        Tier A            (*****)
                        Tier B            (*****)
                        Tier C            (*****)

          The Table below shows the total Tier Charges for SWITCHED ACCESS Service and DEDICATED ACCESS Service calls taking into account the various originating tiers and terminating tiers.

          (iii)    BASE RATES - Day

                               Tier A        Tier B         Tier C
                   Tier A      (*****)       (*****)        (*****)
                   Tier B      (*****)       (*****)        (*****)
                   Tier C      (*****)       (*****)        (*****)

          (iv)     BASE RATES - Nonday

                               Tier A         Tier B         Tier C
                   Tier A      (*****)        (*****)        (*****)
                   Tier B      (*****)        (*****)        (*****)
                   Tier C      (*****)        (*****)        (*****)

          With respect to calls from the continental United States to Alaska, Hawaii, Puerto Rico, the United States Virgin Islands and Canada ("Non-Mainland"), or to an International locations, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier
          A. With respect to 800 calls (and 1+ calls from Hawaii only) from a Non-Mainland location to the continental United States, the Domestic Transport Charge will be comprised of the originating Tier Charge which will be deemed to be Tier A and the applicable terminating Tier Charge.

          (3) The Tier Charges for Intrastate SWITCHED ACCESS Service calls regardless of time of day) are shown on Schedule "2" attached hereto and incorporated herein by reference ("Special Intrastate Charges") which Special Intrastate Charges are subject to the Discount shown in subsections 4(F) and 4(G), whichever is applicable. At any time during the Service Term, Customer may elect to modify all of its intrastate SWITCHED ACCESS Service Tier Charges to the Tier Charges shown in Subpart (2) above all of which charges will be subject to the Discount shown in Subsection 4(E) below. In such cases the effective date for the change in all such charges will be the first day of the month following at least thirty (30) days' prior written notice to WilTel.

          (4) The Tier Charges for Carrier TERMINATION Service calls (regardless of jurisdiction or time of day) within the continental United States or from the continental United States to an International location are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier to which the call is terminated.
                                    Tier A           (*****)
                                    Tier B           (*****)
                                    Tier C           (*****)

          (5) The Tier Charges for Carrier 800 ORIGINATION Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier from which the call is originated.
                                    Tier A           (*****)
                                    Tier B           (*****)
                                    Tier C           (*****)

          (6) With respect to Directory Assistance calls within the continental United States and to Canada, the domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A.

     (B) NON-MAINLAND TRANSPORT CHARGES.

          (1) With respect to calls originating in the continental United States and terminating to a Non-Mainland location (including directory assistance calls to Canada), the following "Non-Mainland Transport Charges" will apply in additional to any applicable Domestic Transport Charge as described in Subsection 3(A) above:

               Non-Mainland Location     Non-Mainland Transport Charge

                     Alaska                          (*****)
                     Hawaii                          (*****)
                     Puerto Rico                     (*****)
                     US Virgin Islands               (*****)
                     Canada                          (*****)

          (2) With respect to 800 calls ( and 1+ calls from Hawaii only) originating from a Non-Mainland location and terminating to the continental United States, the following Non-Mainland Transport Charges will apply in addition to any applicable domestic Transport Charge as described in Subsection 3(A) above:

               Non-Mainland Location     Non-Mainland Transport Charge

                     Alaska                        (*****)
                     Hawaii                        (*****)
                     Puerto Rico                   (*****)
                     US Virgin Islands             (*****)
                     Canada                        (*****)


     (C) INTERNATIONAL TRANSPORT CHARGES.

         Commencing as of December 1, 1997, with respect to calls originating in the continental United States and terminating to an International location (i.e., other than a Non-Mainland location), Customer's "International Transport Charge" will be those charges shown on Schedule "3" attached hereto and incorporated herein by reference. Prior to December 1, 1997, Customer's International Transport Charge shall be those charges in effect as of the Effective Date described in Section 2 of this amended PET.

     (D)  LEC CHARGES.

          (1) "LEC Charges" include Access Charges, Egress Charges and SMS 800 queries. "Access Charges" and "Egress Charges" are per minute costs reasonably calculated by WilTel in accordance with this Agreement between the applicable WilTel point of presence and the terminating or originating point, and rated at the applicable end office (NPA-NXX) level using switched tandem access rates and charges (excluding TRAVEL CARD Service). Director Assistance calls will only be assessed the applicable Access Charge. Customer will also pay WilTel a (*****) administrative charge which is assessed on the total of Customer's monthly LEC Charges (the "Administrative Fee"). The NPA-NXX is generally identified by the end user's automated number identification ("ANI"); provided, however, in the event there is not an identified originating ANI, the NPA-NXX will be assigned based on WilTel's originating trunk group. The terminating NPA-NXX will be identified by the dialed number; provided, however, in the event there is not an identified dialed number, the NPA-NXX will be assigned based on WilTel's terminating trunk group.

          (2) The per minute rates utilized by WilTel in determining the applicable Access Charges and Egress Charges are described in the local exchange carrier's ("LECs") applicable tariffs and are exclusive of any discounts based on minute or term commitments. In the event the LECs provide discounts which Customer would receive based solely on its own traffic, and such discounts have a material effect on Customer's total charges for Services provided hereunder, WilTel and Customer agree to negotiate in good faith concerning the calculation of all LEC charges to reflect the charges Customer would pay based solely on Customer's usage. The Access Charges and Egress Charges may include, without limitation, the components and elements described below; provided, however, the terminology with respect to these components and elements may vary among LECs. The Access Charges and Egress Charges will be calculated taking into effect whether the call is interstate, intrastate or intraLATA, the direction of the call (i.e., whether originating or termination), whether the call is premium or non premium (if applicable), the mileage, the meet point (if applicable) and the call type (i.e., 1+ or 800). WilTel may also apply any other rating elements which are assessed by the LECs or third parties (e.g., regulatory fee assessments or non-standard LEC access components) whether such charges are based per access line, per business line, per market share, per call, etc. (e.g., the Arkansas Carrier Common Line charge which is assessed by a regulatory body and allocated to the LECs) (collectively, the "Other Charges"). Upon reasonable request by Customer, WilTel agrees to substantiate how
          WilTel calculated the cost per minute with respect to the Other Charges. With respect to those LECs utilizing a "time of day" differential (i.e., Day/Nonday, Day/Evening/Night, etc.), WilTel will only use the "Day" rate provided by the LECs.

          Component                          Elements
          ----------                         ---------

          Carrier Common Line                Originating
                                             Terminating

          End Office                         Local Switching
                                             Equal Access Recovery
                                             Information Surcharge

          Local Transport                    Termination
                                             Tandem Switching
                                             Facility
                                             Interconnection

          Entrance Facility                  DS-3  (month-to-month electrical)
                                             Multiplexer (3/1 month-to-month)

          (3) The Access Charges and Egress Charges are generally applied on a per minute basis except for (i) the Local Transport Facility charge which is based on minutes and mileage, and (ii) the Entrance Facility rate and Multiplexer rate which are flat monthly rates which are converted by WilTel to a cost per minute basis by dividing the applicable DS-3 flat rate or the Multiplexer rate as found in the applicable LEC tariff by (****). WilTel reserves the right to convert any other flat rates assessed by the LECs into per minute charges. Any per minute charges determined hereunder will be added to the applicable Access Charges and Egress Charges. Upon thirty (30) days' prior written notice, WilTel may also charge Customer for other charges it is assessed by any LEC or the SMS 800 database administrator for 800 number service (e.g., National Exchange Carrier Association (NECA) charges, etc.), excluding any charges incurred by WilTel solely for the purpose of maintaining its network.

                 Example: Assume the applicable LEC tariffed rate (i) for entrance facility charges is (*****) per DS-3, and (ii) for muxing is (*****) per 3/1 mux. The Entrance Facility rate will be (********), (********), and the Multiplexer rate will be (*****).

          (4) Access Charges will commence when the call is originated and will end when the call is disconnected. Customer will be assessed Access Charges even if a call is not completed. Egress Charges will commence when the call is answered and will end when the call is disconnected. Access Charges and Egress Charges will not apply with respect to dedicated access originations or terminations, respectively.

     (E)  TRANSCENDTM MANAGER.

     WilTel agrees to provide Customer, at no cost to Customer, a windows-based software program entitled "TranscendTM Manager" which will include, among other things, the Transcend Database (as described herein) and various management reports. The "TranscendTM Database" will contain the applicable Access Charges and Egress Charges reasonably calculated by WilTel at each LEC end office. The Database will be updated periodically to take into account any tariff changes by the various LECs ("Tariff Changes"). Tariff Changes received by WilTel on or before the fifteenth (15th) day of a month and effective as of the first day of the following month or thereafter, will be incorporated into the TranscendTM Database by the first day of the month following WilTel's receipt thereof or the date such Tariff Changes are effective, whichever is later.

     (F)  DIRECTORY ASSISTANCE SURCHARGE.

     Directory  assistance  calls  in the  continental  United  States  will  be assessed a surcharge of (*****) in addition to any applicable Domestic Transport Charge as described in Subsection 3(A) above. Directory assistance calls to Canada will be assessed a surcharge of (*****) in addition to any applicable Domestic Transport Charge as described in Subsection 3(A) above and the applicable Non-Mainland Transport Charge as described in Subsection 3(B) above.

     (G)  TRAVEL CARD SERVICE RATES.

          (1) Basic Interstate TRAVEL CARD Service Rates Per Minute: (*****) Day, (*****) Nonday.

          (2) Basic Intrastate TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTRASTATE SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE.

          (3) International TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTERNATIONAL SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE. International TRAVEL CARD Service calls from the domestic United States to International locations (other than Canada) are subject to a surcharge of (*****) per call.

          (4) TRAVEL CARD Service Rates Per Minute from the domestic United States to Canada [NOT SUBJECT TO DISCOUNT]: (*****) Day, (*****) Nonday. TRAVEL CARD Service calls from the domestic United States to Canada are subject to a surcharge of (*****) per call.

          (5) TRAVEL CARD Service Rates Per Minute from Canada to the domestic United States [NOT SUBJECT TO DISCOUNT]: (****) Day, (*****) Nonday. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of (*****) per call.

          (6) Enhanced  TRAVEL CARD Service  Pricing [NOT SUBJECT TO  DISCOUNT]:
          Enhanced features to the TRAVEL CARD Service are available as described in the attached schedule for Enhanced TRAVEL CARD Service Pricing.

          (7) TRAVEL CARD Service Discount: (*****).

4.   DISCOUNTS:

     (A) For purposes of this Agreement, Customer's "Monthly Revenue Level": will be comprised of Customer"s gross (i.e., prior to the application of any discounts) (i) Transport Charges (i.e., Domestic, Non-Mainland and International); (ii) LEC charges (including Other Charges); (iii) Director Assistance surcharges; (iv) TRAVEL CARD Service charges; (v) the Administrative Fee described in Subsection 3(D) (1) above; (vi) (*****) times Customer's first (*****) of monthly recurring private line interexchange service charges (including both domestic and international) from WilTel; (vii) (*****) times Customer's second (*****) of monthly recurring private line interexchange service charges (including both domestic and international) from WilTel; and, (viii) Customer's monthly recurring private line interexchange service charges (including both domestic and international) from WilTel in excess of (*****) Customer's Monthly Revenue Level will not include any pro rata charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as monthly recurring private line interexchange service charges or the switched service charges specifically mentioned in this Subsection (A).

     (B) Commencing with the Effective Date and continuing through the end of the Initial Service Term, Customer will receive the applicable discount percentages (the "Discount") shown in subsections (C), (D), (E), (F) (if applicable) and (G)(if applicable) below. The discount will only be applied to Customer's Domestic Transport Charges as described in Subsection 3(A) above and Customer's Non-Mainland Transport Charges to Non-Mainland locations (excluding Canada).

     (C) TERMINATION Service: (*****).

     (D) 800 ORIGINATION Service: (*****).

     (E) SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800) within the continental United States: (*****).

     (F) Intrastate SWITCHED ACCESS Service excluding California, Florida, New York and Texas (i.e., if the Special Intrastate Charges described in Subsection 3 (A)(3) apply: (*****).

     (G) Intrastate SWITCHED ACCESS Service in California, Florida, New York and Texas (i.e., if the Special Intrastate Charges described in Subsection 3
     (A)(3) apply):  (*****).

     (H) SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada): (*****).

     (I)  During  the  Initial  Service  Term of the  Agreement  (including  any
     Extension Periods), accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to those charges as described in Subsection 4 (B) above for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

     (J) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question.

5. CUSTOMER'S  COMMITMENT/DEFICIENCY  CHARGE:

     (A) Commencing as of May 31, 1996 and continuing through the end of the Initial Service Term (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, in the aggregate a Monthly Revenue Level (as defined in Subsection 4(A) above) of at least the amounts shown below by the end of the periods shown determined in a cumulative basis (collectively, "Customer's Cumulative Commitment").

                       Period              Customer's Cumulative Commitment
                  ---------------          --------------------------------

                  End of Month 12                    (*************)
                  End of Month 18                    (*************)
                  End of Month 24                    (*************)
                  End of Month 30                    (*************)
                  End of Month 36                    (*************)
                  End of Month 42                    (*************)

     (B) In the event Customer does not achieve Customer's applicable Cumulative Commitment by the end of the respective Month listed, Customer will pay WilTel (*****) of the difference between Customer's applicable Cumulative Commitment and Customer's actual cumulative Monthly Revenue Level (as described in Subsection 4(A) (the "Deficiency Charge"). Provided, however, Customer may elect one (1) time during the Commitment Period to transfer up to $15,000,000 of any Deficiency Charge to the immediately following period in which case the applicable Cumulative Commitment for said period will be deemed to include the transferred Deficiency Charge amount. The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to $900,000,000 less Customer's actual cumulative Monthly Revenue Level if WilTel terminates the Agreement based on Customer's default.

     (C) Commencing as of October 16, 1997, in determining if Customer has satisfied Customer's Cumulative Commitments, WilTel agrees to include Telco's monthly switched service and private line charges from WilTel as such charges are further defined in Subsection 4 (A) above in calculating Customer's Cumulative Monthly Revenue Level. Therefore, with respect to
     October 1997, WilTel agrees to include (i) (*****) of Telco's monthly recurring private line interexchange charges from WilTel for October, 1997 Service (i.e., Telco's private line invoice dated September 20, 1997), and
     (ii) (*****) of Telco's applicable switched charges from WilTel for October, 1997 Service (i.e., Telco's switched service invoice dated
     November 1, 1997). Thereafter, WilTel will include (*****) of Telco's applicable invoices.

6. OTHER AGREEMENTS: In consideration of the rates and discounts offered hereunder to Customer as well as the unique and special pricing elements, Customer acknowledges and agrees that this Agreement and the Services described herein may not be combined with any other products or services offered by WilTel, WilTel's parent company or WilTel's affiliates. Therefore, Customer acknowledges and agrees that:

     (A) As of the Effective Date of this Agreement, (i) all switched telecommunications services ("Existing Services") offered by WilTel (formerly WilTel, Inc.), WilTel's parent company, WorldCom, Inc. (formerly LDDS Communications, Inc.) or any of WilTel's affiliates, including without limitation, IDB WorldCom Services, Inc. (hereinafter referred to as the "WilTel Group"), which are currently being provided Customer (which for purposes of this Section 6 will include Customer's parent company, Customer's subsidiaries and any other entities under common control with Customer; hereinafter referred to as the "Customer Group") pursuant to existing service agreements ("Existing Agreements") will be canceled and no longer in force or effect except for charges or credits due for Existing Services rendered as of the Effective Date of this Agreement and provisions intended to survive termination, such as limitation of liability, indemnification and confidentiality, and (ii) all Existing Services provided a member of the Customer Group by a member of the WilTel Group will be provisioned under the terms and conditions of this Agreement. Simultaneous with the execution of this Agreement, if applicable, Customer shall cause all members of the Customer Group to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

     (B) If Customer acquires a third party after the Effective Date of this Agreement, and such third part has existing agreement(s) with a member of the WilTel Group (collectively referred to as the "Existing Agreements") for the provision of switched telecommunications services ("Existing Services"), then ninety (90) days following the date of such acquisition
     (or such earlier date contained in a written notice from Customer to WilTel) (the "Transfer Date"), (i) the Existing Agreements will be canceled and no longer in force or effect except for commitments, if any, contained in such Existing Agreements and charges and credits due for Services rendered prior to the Transfer Date, (ii) Existing Services will be provisioned under this Agreement, and (iii) the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under such Existing
     Agreements, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under this Agreement. Simultaneous with the closing of such acquisition, Customer will cause such third party and all of its affiliates who are parties to such Existing Agreements, to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

          Example: Assume (i) Customer's Commitment as described in Subsection 4(A) above is $500,000, (ii) there are twenty-four (24) months remaining in the Service Term of this Agreement, and (iii) Customer acquires a third party who has an existing switched telecommunications services agreement with a member of the WilTel Group which contains a minimum monthly revenue commitment of $250,000 and has ten (10) months remaining in the term of such agreement. Customer's "new" Commitment as described in Subsection 4(A) will be $604,166 for the remaining twenty-four (24) months in the Service Term determined as follows:
         $500,000 + [($250,000 x 10)/24] = $500,000 +$2,500,000/24 =
         $500,000 + 104,166 = $604,166.

     (C) If Customer merges or combines with a third party after the Effective Date of this Agreement, and such third party has existing agreement(s) with a member of the WilTel Group (collectively referred to as the "Other
     Existing Agreements") for the provision of switched telecommunications services ("Other Existing Services"), then ninety (90) days following the date of such merger or combination (or such earlier date contained in a written notice from Customer to WilTel) (the "Other Transfer Date"), Customer must elect to either (i) cancel this Agreement, or (ii) cancel the Other Existing Agreements (hereinafter referred to as the "Canceled Agreement"). In such case, (a) charges and credits due for Services rendered under the Canceled Agreement prior to the Other Transfer Date will remain in full force and effect, (b) Other Existing Services under the Canceled Agreement will be provisioned under the surviving Agreement, and (c the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under the Canceled Agreement, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under the surviving Agreement. Simultaneous with the closing of such combination or merger, Customer will cause such third party and all of its affiliates who are parties such Other Existing Agreements, to agree to the cancellation of such Other Existing Agreements and the provision of Other Existing Services under the terms and conditions of the surviving Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

     (D) If any member of the WilTel Group acquires, merges or combines with a carrier with which Customer has a reseller or similar type agreement ("Other Carrier Agreement"), Customer may elect to transition all services being provided under the Other Carrier Agreement to this Agreement. Provided, in such case, all remaining commitment(s) under the Other Carrier Agreement, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under this Agreement.

7. PIC PROCESS: As long as Customer is directly effecting the charge of its End Users' primary interexchange carrier ("PIC Process"), all provisions (or portions thereof) concerning such PIC Process (including without limitation, Subsections 1(E), 2(C), 3(A), 3(B), 3(C) and 3(D) will not apply. Provided, however, if at any time during the Initial Service Term or any Renewal Period Customer requests WilTel to perform such PIC Process, in whole or in part, such provisions (or portions thereof) shall be applicable.

8. SERVICE REQUESTS: The parties agree to add Subsection 1(F) to read in its entirety as follows:

     (F) CDRs WilTel is able to collect, partition and duplicate at least 4,000,000 billable call detail records ("CDRs") for Customer per day. WilTel agrees to archive such CDRs for a period of eighteen (18) months. WilTel acknowledges that calls associated with ANIs which are not identified in WilTel's database are identified as "Casual Calls" and are not billed by WilTel after fourteen (14) days. Upon submission by Customer of an ANI for processing, WilTel agrees to provide Customer with call detail record information associated with such ANI which has not been previously billed by WilTel.

9.   CANCELLATION WITHOUT CHARGE: The parties agree to substitution Subsection 2
     (C) of the TSA to read in its entirety as follows:

     (C) Cancellation Without Charge notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if WilTel materially breaches any of the warranties described below within the time frame described or, if applicable, fails to cure such breach within any applicable cure period ("WilTel Breaches"). Provided, however, with respect to WilTel Breaches described in Subparts (i), (iv) or (v), Customer must give WilTel written notice of such default and an opportunity to cure such default within five
     (5) days of such notice. In the event WilTel fails to cure any such default within the five-day period on more than three (3) occasions within any six
     (6) month period, WilTel will be deemed in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

          (i) WilTel agrees to materially provide a long distance network with transmission quality and availability consistent with telecommunications common carrier industry standards, government regulations and sound business practices. In the event of a cable cut or other incident materially affecting WilTel's network, WilTel agrees to use reasonable efforts to notify Customer within thirty (30) minutes; provided, however, WilTel's failure to notify Customer will not be deemed a breach of this Agreement by WilTel.

          (ii) When measured over a thirty (30) day period, WilTel agrees to materially deliver call detail records within (x) twenty-four (24) hours of each day's traffic at least seventy-five percent (75%) of the time, (y) forty-eight (48) hours at least ninety-five percent (95%) of the time, and (z) seventy-two (72) hours at least ninety-eight percent (98%) of the time (collectively, the "Delivery Standard"). In the event WilTel fails to materially deliver call detail records within the Delivery Standard on more than three (3) occasions within any twelve (12) month period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

          (iii)WilTel agrees to materially process (x) SWITCHED ACCESS Service (1+) Service Requests within twenty-four (24) hours of receipt of such Service Requests, (y) DEDICATED ACCESS Service (800) Service Requests within five days (excluding Sundays and nationally recognized holidays) of receipt of such Service Requests, and (z) within seventy-two (72) hours of receipt of such Service Requests in cases where Customer's Responsible Organization (RESPORG) provides the 800 number collectively, the "Process Standard"). In the WilTel fails to materially process Service Requests within the Process Standard on more than three (3) occasions within any thirty (30) day period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

          (iv) WilTel agrees that its network will be engineered to that no more than one call in one hundred originating calls will be blocked during any hour. WilTel agrees to relieve blockage conditions by means of rerouting terminating traffic to an off-network provider within twenty-four (24) hours from the time such blockage occurs.

          (v) WilTel agrees to monitor its network twenty-four (24) hours per day, seven (7) days a week and agrees to act on problems materially effecting transmission service within four (4) hours from the time Customer notifies WilTel of a problem or WilTel identifies a problem. In the event Customer submits a "trouble ticket" identifying specific trouble items, Customer will have the ability to ascertain the status of such trouble ticket and must give approval before said trouble ticket is closed.

          (vi) WilTel agrees that WilTel's administrative systems specifically related to CDRs and the processing of ANIs under this Agreement will be available at least ninety-eight percent (98%) of the time when measured over a thirty (30) day period (excluding downtime every twenty-four (24) hours between 10:00 p.m. and 7:00 a.m., other scheduled downtimes mutually agreeable to both parties, and downtime for new load implementation, backups, maintenance and unplanned outages) ("WilTel's Systems Availability"). In the event WilTel's Systems Availability is less than allowed hereunder (hereinafter referred to as a "Systems Breach"), Customer agrees to notify WilTel and WilTel agrees to notify Customer within forty-eight (48) hours after receiving Customer's notice that the underlying problem has been corrected ("Systems Cure Period"). Following WilTel's notice, WilTel's Systems Availability will not be lower than ninety-eight percent (98%) when measured over the following 7, 14, 21 and 30 day periods thereafter. In the event a Systems Breach is not cured within the Systems Cure Period (or after such Systems Cure Period occurs again within the 7, 14, 21 or 30 day period thereafter), on more than three
          (3) occasions within any twelve (12) month period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

10. FRAUDULENT CALLS: The parties agree to substitute Subsection 4(B) of the TSA to read in its entirety as follows:

     (B) Fraudulent Calls: WilTel agrees to apply the same level of effort and utilize the same methods and procedures to control long distance fraud for Customer's long distance traffic carried over the WilTel network that any member of the WilTel Group (as defined in Section 6 of the PET) does for its own traffic. WilTel agrees to diligently pursue the detection and elimination of fraud utilizing, but not limited to, the detection/screening parameters, and methods listed below. The parties understand that there may be as much as three (3) hours between a fraud event and WilTel's detection thereof and that there may be occurrence of fraud which, regardless of WilTel's diligent efforts, may go undetected. All call records selected for fraud screening using the parameters stated below are subject to fraud analyst's review, judgment, and discretion as to a decision whether fraud is actually occurring. Except to the extent WilTel fails to comply with the fraud control provisions set forth below through no fault of Customer, (i) Customer shall indemnify and hold WilTel harmless from all costs, expenses (including, without limitation, court costs and attorneys' fees), losses, damages, liabilities, demands, charges, penalties, claims or actions arising from fraudulent or unauthorized calls of any nature which may comprise from fraudulent or unauthorized calls of any nature which may comprise a portion of the Services; and (ii) Customer shall not be excused from paying WilTel for Services provided to Customer or any portion thereof on the basis that fraudulent or unauthorized calls comprised a corresponding portion of the Services. Provided, however, WilTel agrees to reasonably seek forgiveness of payments to the extent possible from countries (such as Guyana and the Dominican Republic) where foreign telephone companies have agreed to forego payments for disputed calls (in the event WilTel does not reasonable seek for forgiveness, WilTel agrees to be liable for such disputed calls). In the event WilTel discovers fraudulent or unauthorized calls being made (or reasonably believes fraudulent or unauthorized calls are being made), WilTel shall take action with prompt, subsequent notice that is reasonably necessary to prevent such fraudulent or unauthorized calls from continuing to take place, including without limitation, denying Services to particular ANIs or terminating Services to or from specific locations.

          (i)   Call records with invalid authorization codes.

          (ii)  Call records with invalid PIN digits.

          (iii)Toll-free call records that are pay phone with a duration greater than 3600 seconds.

          (iv) Toll-free call records with a duration greater than 3600 seconds.

          (v) Caribbean call records that are Dominican and have a duration greater than 3600 seconds.

          (vi) Call records that are domestic (not international) and are not toll-free and have a duration greater than 4000 seconds.

          (vii) International call records with a duration greater than 3600 seconds.

          (viii)Call records with universal access numbers for travel card services.

          (ix) Calls from ANI or authcode with a duration greater than 4000 seconds.

          (x)  Calls with non-zero information digits.

          (xi) International calls with an authcode or a FGB, or authcodes on FGD if there are more than ten (10) calls within one (1) hour or with a duration greater than 300 minutes.

          (xii)Call records made with an authcode on FGB to area code 809, or authcodes that are on FGD if there are more than ten (10) calls within one (1) hour or with duration greater than 300 minutes.

          (xiii)Originating ANI with more than ten (10) calls totaling more than 600 minutes.

          (xiv)WilTel acknowledges that it is capable of providing the following information upon reasonable request by customer: (w) three (3) threshold alert levels mutually agreed to by the parties, (x) the number of calls from a specific originating ANI, destination number, international country code and billing number, (y) the number of billable minutes from a specific originating ANI, destination number, international country code and billing number, and (z) Customer's capability to block and update the number database with respect to a specific ANI, destination number, international country code or billing number.

11. BILLING DISPUTES: The parties agree to substitute Subsections 5(A), 5(D) and 5(E) of the TSA to read in their entirety as follows:

     (A) Payment WilTel billings for Services hereunder are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. WilTel agrees to provide monthly summary billing and invoicing information with identified originating and terminating LATAs in order to allow Customer to reconcile its monthly CDR billing records with CDRs delivered to Customer for such period. Subject to Subsection 5(D) below, Services shall be billed at the rates set forth in the PET and Service Requests, as the case may be. Discounts, if any, applicable to the rates for certain Services are set forth in the PET. Customer will pay all undisputed charges relative to each WilTel invoice for Services within forty-five (45) days of the invoice date set forth on each WilTel invoice to Customer ("Due Date"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance of the charges for Services rendered per month or the maximum lawful rate under applicable state law.

     (D) Modification of Charges During the Initial Service Term of this Agreement, the Domestic Transport Charges (as described in Subsection 2(A) of the PET) and the administrative charge (as described in Subsection 2(D) of the PET) will not be modified by WilTel. International Transport Charges may be modified based on WilTel's cost for such service.

     (E) Billing Disputes notwithstanding the foregoing, late fees shall apply (but shall not be due and payable for a period of one hundred twenty (120) days following the Due Date therefor) for amounts reasonably disputed by Customer, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to WilTel in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said one hundred and twenty
     (120) day period. In the event such dispute is resolved in favor of WilTel, Customer agrees to pay WilTel the disputed amounts together with any applicable late fees within ten (10) days of the resolution. In the event such dispute is resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event the dispute can not be resolved within such one hundred and twenty (120) day period (unless WilTel has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WilTel shall not be obligated to consider any Customer notice of billing discrepancies which are received by WilTel more than one hundred and twenty (120) days following the Due Date of the invoice in question.

12. CREDIT: The parties agree to substitute Section 6 of the TSA to read in its entirety as follows:

     Credit. Customer has received credit approval from WilTel as described in that certain letter from Mr. Bob Vetera (WilTel's Director of Corporate Credit) to Mr. Craig Holmes Customer's Vice President and Chief Accounting Officer), a copy of which is attached hereto as Attachment "1" (the "Credit Letter"). Provided Customer's accounts receivable balance to WilTel does not exceed $50,000,000 ("Customer's Credit Line"), WilTel will not require any further security or assurances from WilTel for payments due hereunder. WilTel reserves the right, however, to require additional security or other assurances from Customer with respect to payments due hereunder in the event Customer's Credit Line exceeds $50,000,000.

13. CREDITWORTHINESS: The parties agree to substitute Section 7 of the TSA to read in its entirety as follows:

     Creditworthiness.   During  the  Initial  Service  (including  any  Renewal
     Periods) Customer agrees to provide WilTel with quarterly financial statements. If at any time there is a material adverse change in Customer's creditworthiness as specifically defined herein, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Services described in a previously executed Service Request to be withheld; (ii) cease providing Services pursuant to a Suspension Notice in accordance with Section 5(F); (iii) decline to accept a Service Request or other requests from Customer to provide Services which WilTel may otherwise be obligated to accept and/or (iv) condition its provision of Services or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. One or more of the following shall constitute an material adverse change in Customer's creditworthiness:
     (i) Customer's material default of its obligations to WilTel under this or any other agreement with WilTel which is not cured within any applicable cure period; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WilTel or any entity affiliated with WilTel; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

14. REMEDIES FOR BREACH: The parties agree to substitute Section 8 of the TSA to read in its entirety as follows:

     Remedies for Breach. In the event Customer is in material breach of this Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the applicable Due Date or the date stated in the Suspension Notice described in Subsection 5 (F) above, provided WilTel has issued Customer at least two (2) 10-day Suspension Notices as described in Subsection 5(F) above, WilTel shall have the right, after giving Customer five (5) days prior notice and opportunity to cure, to (i) terminate this Agreement; (ii) withhold billing information from Customer; and/or (iii) contact the End Users (for whom calls are originating and terminated solely over facilities comprising the WilTel network) directly and bill such End Users directly until such time as WilTel has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WilTel, after giving Customer five (5) days prior notice, terminates this Agreement as provided in this Section 8, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

15. WARRANTY: The parties agree to substitute Section 9 of the TSA to read in its entirety as follows:

     Warranty. WilTel will provide a long distance network with transmission quality and availability consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WILTEL MAKES NO OTHER WARRANTIES ABOUT THE SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

16. FORCE MAJEURE: The parties agree to substitute Section 11 of the TSA to read in its entirety as follows:

     Force Majeure. If WilTel's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties (excluding WilTel's labor force and personnel), or supplier failure, shortage, breach or delay (a "Force Majeure Event"), then WilTel shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WilTel shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease. In the event WilTel is unable to restore Service within five (5) days after the occurrence of a Force Majeure Event as described herein, Customer may cancel the affected Service and WilTel and Customer agree to negotiate in good faith concerning Customer's minimum monthly commitment, if any, described in the PET.

17. FORUM: The parties agree to substitute Subsection 20(B) of the TSA to read in its entirety as follows:

     (B) Forum. Any legal action or proceeding with respect to this Agreement may be brought in the Courts of (i) the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma, or (ii) the State of Texas in and for the County of Dallas or the United States of America for the Northern District of Texas. By execution of this Agreement, both Customer and WilTel hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WilTel hereby agree to service by U.S. Mail at the notice addresses referenced in Section 15. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

18.  ACCOUNTING  CODES:  Notwithstanding  anything to the contrary  contained in
Section 14 of the Service Schedule dated as of May 31, 1996, WilTel agrees to (**********) for verified or non-verified accounting codes.

          IN WITNESS WHEREOF, the parties have executed these Amended and Restated Program Enrollment Terms on the date first written above.


WORLDCOM NETWORK SERVICES, INC.             EXCEL TELECOMMUNICATIONS, INC.
d/b/a WilTel

By: /s/Charles M. Cole III                By: /s/Thomas A. Marino
   ---------------------------------          --------------------------------
    (Signature)                               (Signature)

   CHARLES M. COLE III                        THOMAS A. MARINO
   ---------------------------------          --------------------------------
    (Print Name)                              (Print Name)

   Vice President, Carrier Sales              Executive Vice President
   ---------------------------------          --------------------------------
    (Title)                                   {Title}

   November 24, 1997                          November 21, 1997
   ---------------------------------          --------------------------------
    (Date)                                    (Date)

(*****) Confidential Treatment Requested
        The redacted material, separately filed with the Commission.

                              WilTel - Proprietary

                   Not for use or disclosure outside WilTel
                         except under written agreement

                                   SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by Tier

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           126         West Massachusetts MA                (*)           492         Baton Rouge, LA
   (*)           128         East Massachusetts MA                (*)           520         St. Louis, MO
   (*)           132         New York Metro NY                    (*)           521         Westphalia, MO
   (*)           222         Delaware Valley, NJ                  (*)           522         Springfield, MO
   (*)           224         North Jersey, NJ                     (*)           524         Kansas City, MO
   (*)           228         Philadelphia, PA                     (*)           532         Wichita, KS
   (*)           234         Pittsburgh, PA                       (*)           534         Topeka, KS
   (*)           236         Washington DC                        (*)           536         Oklahoma City, OK
   (*)           238         Baltimore, MD                        (*)           538         Tulsa, OK
   (*)           248         Richmond, VA                         (*)           540         El Paso, TX
   (*)           320         Cleveland, OH                        (*)           542         Midland, TX
   (*)           324         Columbus, OH                         (*)           550         Abilene, TX
   (*)           325         Akron, OH                            (*)           552         Dallas, TX
   (*)           326         Toledo, OH                           (*)           554         Longview, TX
   (*)           328         Dayton, OH                           (*)           560         Houston, TX
   (*)           330         Evansville, IN                       (*)           562         Beaumont, TX
   (*)           332         South Bend, IN                       (*)           628         Minneapolis, MN
   (*)           336         Indianapolis, IN                     (*)           632         Des Moines, IA
   (*)           340         Detroit, MI                          (*)           634         Davenport, IA
   (*)           358         Chicago, IL                          (*)           635         Cedar Rapids, IA
   (*)           426         Raleigh, NC                          (*)           644         Omaha, NE
   (*)           434         Columbia, SC                         (*)           652         Idaho ID
   (*)           438         Atlanta, GA                          (*)           656         Denver, CO
   (*)           440         Savannah, GA                         (*)           658         Colorado Springs, CO
   (*)           442         Augusta, GA                          (*)           660         Utah, UT
   (*)           446         Macon, GA                            (*)           664         New Mexico, NM
   (*)           452         Jacksonville, FL                     (*)           668         Tucson, AZ
   (*)           454         Gainesville, FL                      (*)           672         Portland, OR
   (*)           456         Daytona Beach, FL                    (*)           674         Seattle, WA
   (*)           458         Orlando, FL                          (*)           720         Reno, NV
   (*)           460         Southeast, FL                        (*)           721         Pahrump, NV
   (*)           468         Memphis, TN                          (*)           722         San Francisco, CA
   (*)           470         Nashville, TN                        (*)           726         Sacramento, CA
   (*)           472         Chattanooga, TN                      (*)           730         Los Angeles, CA
   (*)           478         Montgomery, AL                       (*)           920         Hartford, CT
   (*)           480         Mobile, AL                           (*)           922         Cincinnati, OH
   (*)           486         Shreveport, LA                       (*)           952         Gulf Coast, Fl
   (*)           488         Lafayette, LA                        (*)           953         Tallahassee, FL
   (*)           490         New Orleans, LA

                                   SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by Tier

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           122         New Hampshire, NH                    (*)           430         Greenville, SC
   (*)           133         Poughkepsie, NY                      (*)           432         Florence, SC
   (*)           134         Albany, NY                           (*)           448         Pensacola, FL
   (*)           136         Syracuse, NY                         (*)           462         Louisville, KY
   (*)           140         Buffalo, NY                          (*)           474         Knoxville, TN
   (*)           220         Atlantic Coastal, NJ                 (*)           476         Birmingham, AL
   (*)           246         Culpeper, VA                         (*)           477         Huntsville, AL
   (*)           250         Lynchburg, VA                        (*)           484         Biloxi, MS
   (*)           252         Norfolk, VA                          (*)           528         Little Rock, AR
   (*)           338         Bloomington, IN                      (*)           558         Austin, TX
   (*)           342         Upper Peninsula, MI                  (*)           564         Corpus Christi, TX
   (*)           344         Saginaw, MI                          (*)           566         San Antonio, TX
   (*)           346         Lansing, MI                          (*)           568         Brownsville, TX
   (*)           348         Grand Rapids, MI                     (*)           640         South Dakota, SD
   (*)           350         Northeast, WI                        (*)           724         Chico, CA
   (*)           352         Northwest, WI                        (*)           732         San Diego, CA
   (*)           354         Southwest, WI                        (*)           736         Monterey, CA
   (*)           356         Southeast, WI                        (*)           738         Stockton, CA
   (*)           366         Forrest, IL                          (*)           740         San Luis Obispo, CA
   (*)           368         Peoria, IL                           (*)           949         Fayetteville, NC
   (*)           370         Champaign, IL                        (*)           951         Rocky Mount, NC
   (*)           374         Springfield, IL                      (*)           973         Palm Springs, CA
   (*)           422         Charlotte, NC                        (*)           974         Rochester, NY
   (*)           424         Greensboro, NC                       (*)

                                  SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by Tier

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           120         Maine, ME                            (*)           624         Duluth, MN
   (*)           124         Vermont, VT                          (*)           626         St. Cloud, MN
   (*)           130         Rhode Island, RI                     (*)           630         Sioux City, IA
   (*)           138         Binghampton, NY                      (*)           636         Fargo, ND
   (*)           226         Capital, PA                          (*)           638         Bismark, ND
   (*)           230         Altoona, PA                          (*)           646         Grand Island, NE
   (*)           232         Northeast, PA                        (*)           648         Great Falls, MT
   (*)           240         Hagerstown, MD                       (*)           650         Billings, MT
   (*)           242         Salisbury, MD                        (*)           654         Wyoming, WY
   (*)           244         Roanoke, VA                          (*)           670         Eugene, OR
   (*)           254         Charleston, WV                       (*)           676         Spokane, WA
   (*)           256         Clarksburg, WV                       (*)           728         Fresno, CA
   (*)           322         Youngstown, OH                       (*)           734         Bakersfield, CA
   (*)           334         Auburn/Huntington, IN                (*)           921         Fisher's Island, NY
   (*)           360         Rockford, IL                         (*)           923         Mansfield, OH
   (*)            62         Cairo, IL                            (*)           924         Erie, PA
   (*)           364         Sterling, IL                         (*)           927         Harrisonburg, VA
   (*)           376         Quincy, IL                           (*)           928         Charlottesville, VA
   (*)           420         Asheville, NC                        (*)           929         Edinburg, VA
   (*)           428         Wilmington, NC                       (*)           932         Blue Field, WV
   (*)           436         Charleston, SC                       (*)           937         Richmond, IN
   (*)           450         Panama City, FL                      (*)           938         Terre Haute, IN
   (*)           464         Owensboro, KY                        (*)           939         Fort Meyers, FL
   (*)           466         Winchester, KY                       (*)           956         Bristol, TN
   (*)           482         Jackson, MS                          (*)           958         Lincoln, NE
   (*)           530         Pine Bluff, AR                       (*)           961         San Angelo, TX
   (*)           544         Lubbock, TX                          (*)           963         Kalispell, MT
   (*)           546         Amarillo, TX                         (*)           976         Mattoon, IL
   (*)           548         Wichita Falls, TX                    (*)           977         Galesburg, IL
   (*)           556         Waco, TX                             (*)           978         Olney, IL
   (*)           570         Hearne, TX                           (*)           980         Navajo Territory, AZ
   (*)           620         Rochester, MN                        (*)           981         Navajo Territory, UT

                                  SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by LATA

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           120         Maine, ME                            (*)           328         Dayton, OH
   (*)           122         New Hampshire, NH                    (*)           330         Evansville, IN
   (*)           124         Vermont, VT                          (*)           332         South Bend, IN
   (*)           126         West Massachusetts, MA               (*)           334         Auburn/Huntington, IN
   (*)           128         East Massachusetts, MA               (*)           336         Indianapolis, IN
   (*)           130         Rhode Island,RI                      (*)           338         Bloomington, IN
   (*)           132         New york Metro, NY                   (*)           340         Detroit, MI
   (*)           133         Poughkeepsie, NY                     (*)           342         Upper Peninsula, MI
   (*)           134         Albany, NY                           (*)           344         Saginaw, MI
   (*)           136         Syracuse, NY                         (*)           346         Lansing, MI
   (*)           138         Binghampton, NY                      (*)           348         Grand Rapids, MI
   (*)           140         Buffalo, NY                          (*)           350         Northeast, WI
   (*)           220         Atlantic Coastal, NJ                 (*)           352         Northwest, WI
   (*)           222         Delaware Valley, NJ                  (*)           354         Southwest, WI
   (*)           224         North Jersey, NJ                     (*)           356         Southeast, WI
   (*)           226         Capital, PA                          (*)           358         Chicago, IL
   (*)           228         Philadelphia, PA                     (*)           360         Rockford, IL
   (*)           230         Altoona, PA                          (*)           362         Cairo, IL
   (*)           232         Northeast, PA                        (*)           364         Sterling, IL
   (*)           234         Pittsburgh, PA                       (*)           366         Forrest, IL
   (*)           236         Washington, DC                       (*)           368         Peoria, IL
   (*)           238         Baltimore, MD                        (*)           370         Champaign, IL
   (*)           240         Hagerstown, MD                       (*)           374         Springfield, IL
   (*)           242         Salisbury, MD                        (*)           376         Quincy, IL
   (*)           244         Roanoke, VA                          (*)           420         Asheville, NC
   (*)           246         Culpeper, VA                         (*)           422         Charlotte, NC
   (*)           248         Richmond, VA                         (*)           424         Greensboro, NC
   (*)           250         Lynchburg, VA                        (*)           426         Raleigh, NC
   (*)           252         Norfolk, VA                          (*)           428         Wilmington, NC
   (*)           254         Charleston, WV                       (*)           430         Greenville, SC
   (*)           256         Clarksburg, WV                       (*)           432         Florence, SC
   (*)           320         Cleveland, OH                        (*)           434         Columbia, SC
   (*)           322         Youngstown, OH                       (*)           436         Charleston, SC
   (*)           324         Columbus, OH                         (*)           438         Atlanta, GA
   (*)           325         Akron, OH                            (*)           440         Savannah, GA
   (*)           326         Toledo, OH                           (*)           442         Augusta, GA
   (*)           444         Albany, GA                           (*)           542         Midland, TX
   (*)           446         Macon, GA                            (*)           544         Lubbock, TX

                                  SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by LATA

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           448         Pensacola, FL                        (*)           546         Amarillo, TX
   (*)           450         Panama City, FL                      (*)           548         Wichita Falls, TX
   (*)           452         Jacksonville, FL                     (*)           550         Abilene, TX
   (*)           454         Gainesville, FL                      (*)           552         Dallas, TX
   (*)           456         Daytona Beach, FL                    (*)           554         Longview, TX
   (*)           458         Orlando, FL                          (*)           556         Waco, TX
   (*)           460         Southeast, FL                        (*)           558         Austin, TX
   (*)           462         Louisville, KY                       (*)           560         Houston, TX
   (*)           464         Owensboro, KY                        (*)           562         Beaumont, TX
   (*)           466         Winchester, KY                       (*)           564         Corpus Christi, TX
   (*)           468         Memphis, TN                          (*)           566         San Antonio, TX
   (*)           470         Nashville, TN                        (*)           568         Brownsville, TX
   (*)           472         Chattaooga, TN                       (*)           570         Hearne, TX
   (*)           474         Knoxville, TN                        (*)           620         Rochester, MN
   (*)           476         Birmingham, AL                       (*)           624         Duluth, MN
   (*)           477         Huntsville, AL                       (*)           626         St. Cloud, MN
   (*)           478         Montgomery, AL                       (*)           628         Minneapolis, MN
   (*)           480         Mobile, AL                           (*)           630         Sioux City, IA
   (*)           482         Jackson, MS                          (*)           632         Des Moines, IA
   (*)           484         Biloxi, MS                           (*)           634         Davenport, IA
   (*)           486         Shreveport, LA                       (*)           635         Cedar Rapids, IA
   (*)           488         Lafayette, LA                        (*)           636         Fargo, ND
   (*)           490         New Orleans, LA                      (*)           638         Bismark, ND
   (*)           492         Baton Rouge, LA                      (*)           640         South Dakota, SD
   (*)           520         St. Louis, MO                        (*)           644         Omaha, NE
   (*)           521         Westphalia, MO                       (*)           646         Grand Island, NE
   (*)           522         Springfield, MO                      (*)           648         Great Falls, MT
   (*)            24         Kansas City, MO                      (*)           650         Billings, MT
   (*)           526         Fort Smith, AR                       (*)           652         Idaho, ID
   (*)           528         Little Rock, AR                      (*)           654         Wyoming, WY
   (*)           530         Pine Bluff, AR                       (*)           656         Denver, CO
   (*)           532         Wichita, KS                          (*)           658         Colorado Springs, CO
   (*)           534         Topeka, KS                           (*)           660         Utah, UT
   (*)           536         Oklahoma City, OK                    (*)           664         New Mexico, NM
   (*)           538         Tulsa, OK                            (*)           666         Phoenix, AZ
   (*)           540         El Paso, TX                          (*)           668         Tucson, AZ
   (*)           670         Eugene, OR                           (*)           928         Charlottesville, VA
   (*)           672         Portland, OR                         (*)           929         Edinburg, VA
   (*)           674         Seattle, VA                          (*)           932         Blue Field, WV
   (*)           676         Spokane, WA                          (*)           937         Richmond, IN

                                  SCHEDULE 1

                                   TRANSCEND

                          Tier Locations Sorted by LATA

                 LATA                                                           LATA
  Tier          Number                  LATA Name                Tier          Number                  LATA Name
---------- ----------------- --------------------------------- ---------- ----------------- --------------------------------
   (*)           720         Reno, NV                             (*)           938         Terre Haute, IN
   (*)           721         Pahrump, NV                          (*)           939         Fort Meyers, FL
   (*)            22         San Francisco, CA                    (*)           949         Fayetteville, NC
   (*)           724         Chico, CA                            (*)           951         Rocky Mount, NC
   (*)           726         Sacramento, CA                       (*)           952         Gulf Coast, FL
   (*)           728         Fresno, CA                           (*)           953         Tallahassee, Fl
   (*)           730         Los Angeles, CA                      (*)           956         Bristol, TN
   (*)           732         San Diego, CA                        (*)           958         Lincoln, NE
   (*)           734         Bakersfield, CA                      (*)           960         Coeur D'Alene, ID
   (*)           736         Monterey, CA                         (*)           961         San Angelo, TX
   (*)           738         Stockton, CA                         (*)           963         Kalispell, MT
   (*)           740         San Luis Obispo, CA                  (*)           973         Palm Springs, CA
   (*)           920         Hartford, CT                         (*)           974         Rochester, NY
   (*)           921         Fisher's Island, NY                  (*)           976         Mattoon, IL
   (*)           922         Cincinnati, OH                       (*)           977         Galesburg, IL
   (*)           923         Mansfield, OH                        (*)           978         Olney, IL
   (*)           924         Erie, PA                             (*)           980         Navajo Territory, AZ
   (*)           927         Harrisonburg, VA                     (*)           981         Navajo Territory, UT

                                   SCHEDULE 2

         Transcend Jurisdictional Transport Base Rates (Before Discount)

                                           Base                                           Base
                       State             Transport                   State             Transport
               ----------------------- --------------        ----------------------- ---------------
               ALABAMA                      (*)              MONTANA                      (*)
               ARIZONA                      (*)              NEBRASKA                     (*)
               ARKANSAS                     (*)              NEVADA                       (*)
               CALIFORNIA                   (*)              NEW HAMPSHIRE                (*)
               California Intra-lata        (*)              NEW JERSEY                   (*)
               COLORADO                     (*)              NEW MEXICO                   (*)
               CONNECTICUT                  (*)              NEW YORK                     (*)
               DELAWARE                     (*)              NORTH CAROLINA               (*)
               FLORIDA                      (*)              NORTH DAKOTA                 (*)
               GEORGIA                      (*)              OHIO                         (*)
               IDAHO                        (*)              OKLAHOMA                     (*)
               ILLINOIS                     (*)              OREGON                       (*)
               INDIANA                      (*)              PENNSYLVANIA                 (*)
               IOWA                         (*)              RHODE ISLAND                 (*)
               KANSAS                       (*)              SOUTH CAROLINA               (*)
               KENTUCKY                     (*)              SOUTH DAKOTA                 (*)
               Kentucky Intra-lata          (*)              TENNESSEE                    (*)
               LOUISIANA                    (*)              TEXAS                        (*)
               MAINE                        (*)              UTAH                         (*)
               MARYLAND                     (*)              VERMONT                      (*)
               MASSACHUSETTS                (*)              VIRGINIA                     (*)
               MICHIGAN                     (*)              WASHINGTON                   (*)
               MINNESOTA                    (*)              WEST VIRGINIA                (*)
               MISSISSIPPI                  (*)              WISCONSIN                    (*)
               MISSOURI                     (*)              WYOMING                      (*)

Note: Local Access must be added to International Transport for switched calls and Domestic Transport must be added for all call types.


                                 Excel Transcend
                         International Transport Pricing

                                                              International
                Country                                         Transport
                --------------------------                    -------------

                AFGHANISTAN                                       (*)
                ALBANIA                                           (*)
                ALGERIA                                           (*)
                AMERICAN SAMOA                                    (*)
                ANDORRA                                           (*)
                ANGOLA                                            (*)
                ANGUILLA                                          (*)
                ANTARCTICA                                        (*)
                ANTARCTICA (SCOTT BASE)                           (*)
                ANTIGUA (BARBUDA)                                 (*)
                ARGENTINA                                         (*)
                ARMENIA                                           (*)
                ARUBA                                             (*)
                ASCENSION ISLAND                                  (*)
                AUSTRALIA                                         (*)
                AUSTRIA                                           (*)
                AZERBAIJAN                                        (*)
                BAHAMAS                                           (*)
                BAHRAIN                                           (*)
                BANGLADESH                                        (*)
                BARBADOS                                          (*)
                BELARUS                                           (*)
                BELGIUM                                           (*)
                BELIZE                                            (*)
                BENIN                                             (*)
                BERMUDA                                           (*)
                BHUTAN                                            (*)
                BOLIVIA                                           (*)
                BOSNIA & HERZEGOVINA                              (*)
                BROTSWANA                                         (*)
                BRAZIL                                            (*)
                BRITISH VIRGINIA ISLANDS                          (*)
                BRUNEI                                            (*)
                BULGARIA                                          (*)
                BURKINA FASO                                      (*)
                BURUNDI                                           (*)
                CAMBODIA                                          (*)
                CAMEROON                                          (*)
                CAPE VERDE ISLANDS                                (*)

                                 Excel Transcend
                   International Transport Pricing (Continued)

                                                             International
                Country                                         Transport
                --------------------------                    -------------

                CAYMAN ISLANDS                                    (*)
                CENTRAL AFRICAN REPUBLIC                          (*)
                CHAD                                              (*)
                CHILE                                             (*)
                CHINA                                             (*)
                CHRISTIMAS & COCOS ISLAND                         (*)
                COLUMBIA                                          (*)
                COMOROS                                           (*)
                CONGO                                             (*)
                COOK ISLANDS                                      (*)
                COSTA RICA                                        (*)
                CROATIA                                           (*)
                CUBA                                              (*)
                CYPRUS                                            (*)
                CZECH REPUBLIC                                    (*)
                DENMARK                                           (*)
                DIEGO GARCIA                                      (*)
                DJIBOUTI                                          (*)
                DOMINICA                                          (*)
                DOMINICAN REPUBLIC                                (*)
                ECUADOR                                           (*)
                EGYPT                                             (*)
                EL SALVADOR                                       (*)
                EQUATORIAL GUINEA                                 (*)
                ERITREA                                           (*)
                ESTONIA                                           (*)
                ETHIOPIA                                          (*)
                FAEROE ISLANDS                                    (*)
                FALKLAND ISLANDS                                  (*)
                FIJI ISLANDS                                      (*)
                FINLAND                                           (*)
                FRANCE                                            (*)
                FRENCH ANTILLES                                   (*)
                FRENCH GUIANA                                     (*)
                FRENCH POLYNESIA                                  (*)
                GABON                                             (*)
                GAMBIA                                            (*)
                GEORGIA                                           (*)
                GERMANY                                           (*)
                GHANA                                             (*)
                GIBRALTAR                                         (*)
                GREECE                                            (*)
                GREENLAND                                         (*)
                GRENADA                                           (*)
                GUADELOUPE                                        (*)
                GUAM                                              (*)

                                 Excel Transcend
                   International Transport Pricing (Continued)

                                                             International
                Country                                         Transport
                --------------------------                    -------------

                GUANTANAMO BAY                                    (*)
                GUATEMALA                                         (*)
                GUINEA                                            (*)
                GUINEA BISSAU                                     (*)
                GUYANA                                            (*)
                HAITI                                             (*)
                HONDURAS                                          (*)
                HONG KONG                                         (*)
                HUNGARY                                           (*)
                ICELAND                                           (*)
                INDIA                                             (*)
                INDONESIA                                         (*)
                IRAN                                              (*)
                IRAQ                                              (*)
                IRELAND                                           (*)
                ISRAEL                                            (*)
                ITALY                                             (*)
                IVORY COAST                                       (*)
                JAMAICA                                           (*)
                JAPAN                                             (*)
                JORDAN                                            (*)
                KAZAKHSTAN                                        (*)
                KENYA                                             (*)
                KIRIBATI                                          (*)
                KUWAIT                                            (*)
                KYRGYZXSTAN                                       (*)
                LAOS                                              (*)
                LATVIA                                            (*)
                LEBANON                                           (*)
                LESOTHO                                           (*)
                LIBERIA                                           (*)
                LIBYA                                             (*)
                LIECHTENSTEIN                                     (*)
                LITHUANIA                                         (*)
                LUXEMBOURG                                        (*)
                MACAO                                             (*)
                MACEDONIA                                         (*)
                MADAGASCAR                                        (*)
                MALAWI                                            (*)
                MALAYSIA                                          (*)
                MALDIVES                                          (*)
                MALI REPUBLIC                                     (*)
                MALTA                                             (*)
                MARISAT-ATLANTIC OCEAN                            (*)
                MARISAT-INDIAN OCEAN                              (*)
                MARISAT-PACIFIC OCEAN                             (*)

                                 Excel Transcend
                   International Transport Pricing (Continued)

                                                              International
                Country                                         Transport
                --------------------------                    -------------

                MARISAT-W. ATLANTIC                               (*)
                MARSHALL ISLANDS                                  (*)
                MAURITANIA                                        (*)
                MAURITIUS                                         (*)
                MAYOTTE ISLAND                                    (*)
                MEXICO 1 DAY                                      (*)
                MEXICO 1 NON-DAY                                  (*)
                MEXICO 2 DAY                                      (*)
                MEXICO 2 NON-DAY                                  (*)
                MEXICO 3 DAY                                      (*)
                MEXICO 3 NON-DAY                                  (*)
                MEXICO 4 DAY                                      (*)
                MEXICO 4 NON-DAY                                  (*)
                MEXICO 5 DAY                                      (*)
                MEXICO 5 NON-DAY                                  (*)
                MEXICO 6 DAY                                      (*)
                MEXICO 6 NON-DAY                                  (*)
                MEXICO 7 DAY                                      (*)
                MEXICO 7 NON-DAY                                  (*)
                MEXICO 8 DAY                                      (*)
                MEXICO 8 NON-DAY                                  (*)
                MICRONESIA                                        (*)
                MOLDOVA                                           (*)
                MONACO                                            (*)
                MONGOLIA                                          (*)
                MONTSERRAT                                        (*)
                MOROCCO                                           (*)
                MOZAMBIQUE                                        (*)
                MYAMAR (BURMA)                                    (*)
                NAMIBIA                                           (*)
                NAURU                                             (*)
                NEPAL                                             (*)
                NETHERLANDS                                       (*)
                NETHERLANDS ANTILLES                              (*)
                NEW CALEDONIA                                     (*)
                NEW ZEALAND                                       (*)
                NICARAGUA                                         (*)
                NIGER                                             (*)
                NIGERIA                                           (*)
                NIUE ISLAND                                       (*)
                NORFOLK ISLAND                                    (*)
                NORTH KOREA                                       (*)
                NORWAY                                            (*)
                OMAN                                              (*)
                PAKISTAN                                          (*)
                PALAU                                             (*)

                                 Excel Transcend
                   International Transport Pricing (Continued)

                                                              International
                Country                                         Transport
                --------------------------                    -------------

                PANAMA                                            (*)
                PAPUA NEW GUINEA                                  (*)
                PARAGUA                                           (*)
                PERU                                              (*)
                PHILIPPINES                                       (*)
                POLAND                                            (*)
                PORTUGAL                                          (*)
                QATAR                                             (*)
                REUNION ISLAND                                    (*)
                ROMANIA                                           (*)
                RUSSIA                                            (*)
                RWANDA                                            (*)
                SAIPAN                                            (*)
                SAN MARINO                                        (*)
                SAO TOME                                          (*)
                SAUDI ARABIA                                      (*)
                SENEGAL                                           (*)
                SEYCHELLES                                        (*)
                SIERRA LEONE                                      (*)
                SINGAPORE                                         (*)
                SIERRA LEONE                                      (*)
                SINGAPORE                                         (*)
                SLOVENIA                                          (*)
                SOLOMON ISLANDS                                   (*)
                SOMALIA                                           (*)
                SOUTH AFRICA                                      (*)
                SOUTH KOREA                                       (*)
                SPAIN                                             (*)
                SRI LANKA                                         (*)
                ST HELENA                                         (*)
                ST KITTS                                          (*)
                ST LUCIA                                          (*)
                ST PIERRE/MIQUELON                                (*)
                ST VINCENT/GRENADINES                             (*)
                SUDAN                                             (*)
                SURINAME                                          (*)
                SWAZILAND                                         (*)
                SWEDEN                                            (*)
                SWITZERLAND                                       (*)
                SYRIA                                             (*)
                TAIWAN                                            (*)
                WAJIKISTAN                                        (*)
                TANZANIA                                          (*)
                THAILAND                                          (*)
                TOGO                                              (*)

                                 Excel Transcend
                   International Transport Pricing (Continued)

                                                              International
                Country                                         Transport
                --------------------------                    -------------

                TONGO ISLANDS                                     (*)
                TRINIDAD & TOBAGO                                 (*)
                TUNISIA                                           (*)
                TURKEY                                            (*)
                TURKMENISTAN                                      (*)
                TURKS AND CAICOS ISLANDS                          (*)
                TUVALU                                            (*)
                UGANDA                                            (*)
                UKRAINE                                           (*)
                UNITED ARAB AMIRATES                              (*)
                UNITED KINGDOM                                    (*)
                URUGUAY                                           (*)
                UZBEKISTAN                                        (*)
                VANUATU                                           (*)
                VATICAN CITY                                      (*)
                VENEZUELA                                         (*)
                VIETNAM                                           (*)
                WALLIS & FUTUNA                                   (*)
                WESTERN SAMOA                                     (*)
                YEMEN                                             (*)
                YUGOSLAVIA                                        (*)
                ZAIRE                                             (*)
                ZAMBIA                                            (*)
                ZIMBABE                                           (*)